UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

CX NETWORK GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-169805	32-0538640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1205, 1A Building, Shenzhen

Software Industry Base, Xuefu Rd,

Nanshan District, Shenzhen, Guangdong

Province, China, 518005

(Address of Principal Executive Offices)

+86-755-26412816

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Item 8.01 Other Events.

On March 4, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465) that provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) outbreak (the “Order”).

Companies that receive an extension on filing Exchange Act annual reports or quarterly reports pursuant to the Order will be considered to have a due date 45 days after the filing deadline for the report. As such, those companies will be permitted to rely on Rule 12b-25 if they are unable to file the required reports on or before the extended due date. The purpose of this Current Report on Form 8-K is to comply with these conditions.

(1)	The Company is relying on the Order dated March 25, 2020.

Due to circumstances related to COVID-19, CX Network Group, Inc. (the “Company”) is relying on the Order with respect to the Company’s Form 10-Q (“Form 10-Q”) for the period ended March 31, 2020. Absent the Order, the Form 10-Q is due on May 15, 2020.

(2)	The Company is unable to file the Form 10-Q on a timely basis due to travel restriction, quarantines and staffing issues as a result of COVID-19.

The ongoing outbreak of the COVID-19 was first reported on December 31, 2019, in the City of Wuhan, Hubei, China, and was recognized as a pandemic by the World Health Organization (WHO) on March 11, 2020. Efforts to prevent the virus from spreading include travel restrictions, quarantines, curfews, event postponements and cancellations, and facility closures. These include quarantine of Hubei, curfew measures elsewhere in China, and national travel restrictions. In late March, Chinese Premier Li Keqiang reported that the spread of the domestically transmitted epidemic has been basically blocked and the outbreak has been controlled in China. As a result, some of the government restrictions and quarantines abovementioned have relaxed in certain areas, including Guangdong. As of early May 2020, more than 3.68 million cases of COVID-19 have been reported in over 187 countries and territories, resulting in more than 257,000 deaths.

The preparation of the Company’s Quarterly Report including financial statements and completion of the auditing process has been delayed by Chinese Government-imposed quarantines, office closings, and travel restrictions which affect both the Company’s and its service provider’s personnel. Specifically, the Company has significant operations in Dongguan, Guangdong, China. In its operation location, the Company has been following the measurements implemented by the local governments. During the outbreak of COVID-19, the Company was taking pro-active measures to help protect its employees by implementing body-temperature tests and face mask-wearing requirements. The Company has also implemented self-quarantine measures of at least 14 days for its staff that has traveled from other regions within or outside China before they are allowed to report to the office. This restriction also applies to non-Company personnel, including its outside auditors, who may have traveled from other regions before they are permitted onsite to the Company’s facilities. Under the requirement of Lianke Industrial Park where the Company's headquarter locates, the Company suspended its business operations in early February 2020. As required by the local government, companies intend to resume their business operations after the 2020 Spring Festival shall apply for approval from the management of Lianke Industrial Park (the “Application”). The Company started to resume its operation on February 24, 2020 after submitting the Application to the management of the Lianke Industrial Park on February 17, 2020. However, after reopening of the office, we are still unable to resume our full operation due to travel restrictions from other provinces, which has led to a delay in a number of our employees and the outside auditors returning to work in our offices.

These unforeseen circumstances have resulted in the Company being unable to timely file an accurate Quarterly Report on Form 10-Q for the period ended March 31, 2020, before or on May 15, 2020. The Company intends to file its Quarterly report within 45 days of the due date of such report.

(3)	The Company intends to file the Form 10-Q on or before June 29, 2020 as permitted with the additional 45 day relief granted by the SEC.

(4)	The Company’s business operations could be adversely affected by the continued outbreak of COVID-19.

The Company’s business operations could be adversely affected by the effects of a widespread outbreak of contagious disease, including the recent outbreak of respiratory illness caused by a novel coronavirus known as COVID-19. The Company’s corporate headquarters and operations are located in Dongguan Guangdong, China, where any outbreak of contagious diseases and other adverse public health developments could be materially adverse on the Company’s business operations. In response to the highly contagious and sometimes fatal coronavirus inflicting thousands of people in China, the local government has imposed travel restrictions and quarantines to help control the spread of COVID-19.

Since the Company primarily engages in development and operation of online dating and mobile gaming products either developed and operated by the Company, or developed by the Company but co-operated by third parties; or developed by third parties but co-operated by the Company, the outbreak of COVID-19 has a significant impact on our business operations. In late January 2020, the Guangdong government released a stop order on all activities that involved gathering and movement restrictions. As a result, we have been forced to postpone most of our in-person business meetings. Although we are still able to operate and monitor our products from home via Internet, we have failed to stick to the original timelines of certain on-premise projects, project updates, and promotion activities due to strict movement restrictions. We have also experienced a slowdown in our regular business activities, as a result of remote working requirements and travel restrictions. Given that the outbreak has been gradually controlled in China, all of the Company’s offices have started to resume their business. However, our business was and has continued being adversely impacted by the outbreak of COVID-19.

Similarly, the continued spread of COVID-19 globally could further adversely impact the Company’s operations and could have an adverse impact on the Company’s business and financial results.

Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the audit of the financial statements of the Company and the filing of the Quarterly Report on Form 10-Q, as well as the Company’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future revenues and the business plans of its management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this report are based on certain assumptions and analyses made by the management of the Company in light of their respective experience and perception of historical trends, current conditions and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the mix of services utilized by the Company’s customers and such customers’ needs for these services, the ability of the Company to expand what it does for existing customers as well as to add new customers, that the Company will have sufficient capital to operate as anticipated, and the impact that the novel coronavirus and the illness, COVID-19, that it causes, as well as governmental responses to deal with the spread of this illness, may have on the Company’s operations, the demand for the Company’s products, global supply chains and economic activity in general. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CX Network Group, Inc.

Date: May 12, 2020	By:	/s/ Huibin Su
Huibin Su
Chief Executive Officer, Chief Financial Officer, Principal Accounting Manager and Director